Welcome

Special Shareholders Meeting

This presentation includes forward-looking statements that are based on certain assumptions and reflect our current expectations. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements to differ materially from any future results, performance, or achievements discussed or implied by such forward-looking statements. These forward-looking statements include statements regarding CompuMed’s positioning of its products, markets, partners, strategies, intentions, distributors, acquisitions, market sizes, unit placements, forecasts. The risks associated with such forward-looking statements include the risk that any proposed new or expanded relationship or any proposed transactions may not be completed in a timely manner, if at all, disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers, availability of capital, and other risks, some of which are discussed in CompuMed's reports filed with the Securities and Exchange Commission (the “SEC”) under the caption Risk Factors and elsewhere, including CompuMed’s quarterly report on Form 10-QSB for the quarter ended June 30, 2007 and CompuMed’s annual report on Form 10-KSB for 2006. Any forward-looking statement is qualified by reference to these risks, uncertainties and factors. Forward looking statements speak only as of the date of the document in which they are made. These risks, uncertainties and factors are not exclusive, and CompuMed undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation, except as required by law.

CompuMed

Two Business Lines leveraging Imaging & Analytics

▪ Remote Analytics & Monitoring	ECG Services ECG Over-reads
Key Benefit: remote access to specialist over-read

▪ Imaging Analytics	Skeletal Health

Key Benefit: Clinically proven cost effective screening solution

Skeletal Health Business

We believe that the market may be:

• Transitioning from market evangelism to early adoption stage • OEM distribution is driving transition • Key Opportunity segments are in General Practice, OBGYN, ERs & Orthopedic Practices

Skeletal Health Business

We believe that there is an opportunity to accelerate a move of the market to a Standard of Care stage due to certain key trends:

• Favorable changes in CMS reimbursements
• Linkage between bone health and breast cancer as a women’s health issue
• Possible pharmaceutical involvement in driving bone screening as a standard of care

FFDM Linked Markets

• Assuming a linkage of new FFD Mammography unit shipments with OsteoGram…
• Assuming a modest penetration of FFDM new unit shipments of 2% in year 1 climbing to 20% in year 4…
• We can estimate an OsteoGram potential US unit placement opportunity in excess of 1,700 units between 2008 and 2011
• A larger additional opportunity may exist in retrofit market

Skeletal Health Products

We believe that the market will require segmentation of product offering:
• OsteoGram is a solution in high-volume, tightly integrated workflow environments
• We are missing a solution for lower volume, standalone or portable markets
• The latter may represent an even larger unit placement opportunity

 As a result of these market conditions and trends Management intends to pursue the following strategies for our Skeletal Health Business:

Skeletal Health

Strategies

• Link OsteoGram to FFDM
• Seek partnerships with market leaders
• Pursue tight integration

Skeletal Health

Strategies

• Position OsteoGram as screening solution
• Seek alignment with pharmaceutical industry
• Seek integrated role with cDXA providers

Skeletal Health

Strategies

• Deliver a “desktop” solution for stand-alone & retro-fit markets
• Seek suitable accretive Acquisition
• Expand the technology domain of the company

Challenges

• Market timing

• Market fragmentation

• Capital Constraints

• OEM sell-through & long term commitment

• cDXA role evolution

• Workflow complexities

• Technology obsolescence

• Picking the right Partners

ECG Services

We have been the market leader in Correctional markets, however we believe that:

• Our laboratory & systems are capable to handle higher volumes with minimal expansion
• High margin market opportunities may exist in Surgical/Mental and Military markets
• Minimal QOS changes are required to target those new markets

Surgical Center Case

• 150 sites, early implementation in 3 test sites
• High QOS Requirement
• Less cost sensitive
• Requests over-reads for virtually all transmission
• Highest revenue-per-site in our network

ECG Services

We believe that our QOS as well as clinical capabilities are key in expanding the market:
• Expansion of CardioGram capabilities to full 7x24
• Automated Digital Workflow
• Improved stat overreading with QOS turnaround commitments
• Expanded clinical services

As a result of these market conditions and trends Management intends to pursue the following strategies for our ECG business:

ECG Services Strategies

• Improve QOS
• Expand network of Cardiologists
• Expand digital workflow
• Implement 7x24 operations

ECG Services Strategies

• Expand to related institutional markets
• Surgical Centers
• Mental Hospitals

ECG Services Strategies

• Expand into Military & VA Markets
• GSA Approvals
• Provide vertical solution to specific field requirements across each service

Challenges

• Capital Constraints

• Budget Cycles

• Aggressive Competition

• Price Sensitivity

• Increased use of off-shore clinical services

• New markets evangelism

• Technology partners commitment and Obsolescence

• Scalability of laboratory and servers

In Summary

• Strategies should be in place to expand each business line

• Goal is to consolidate marketplace around our brand and product offerings and gain a position of market leadership in each one of our business lines

• We plan in the near term to invest in driving revenue growth

• We expect to blend organic and in-organic growth

• We expect to require more capital to execute our plan to completion

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